UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  March 25, 2006



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 25, 2006, Landauer, Inc. (the "Company" or the "Registrant") and LaSalle Bank N.A. ("LaSalle" or the "Bank") agreed to the terms of a second amendment to the Company's existing credit agreement with the Bank dated April 13, 2004. The second amendment, which is dated as of March 25, 2006, extends the maturity date to March 25, 2007 and increases the minimum tangible net worth covenant to $22.4 million.

      The original credit agreement was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 12, 2004. The first amendment was filed as
Exhibit 10.1 on Form 8-K filed with the Securities and Exchange Commission on April 6, 2005. The second amendment is filed as Exhibit 10.1 to this Report. Three subsidiaries of the Company, Homebuyer's Preferred, Inc., Healthy Home Air, Inc. and Landauer International LLC, are parties to the amendment, as guarantors of the Company's obligations under the credit facility.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The information described in Item 1.01 above is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            10.1              Second Amendment to Credit Agreement,
                              dated March 25, 2006, to the Credit Agreement between Landauer, Inc., as borrower, Homebuyer's Preferred, Inc., Healthy Home Air, Inc. and Landauer International LLC, as guarantors, and LaSalle Bank N.A. dated April 13, 2004.





























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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.


Dated:  March 28, 2006              /s/ James M. O'Connell
                                    ------------------------------
                                    James M. O'Connell
                                    Vice President, Finance,
                                    Treasurer and Secretary
                                    (Principal Financial and
                                    Accounting Officer)




















































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


                               EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

10.1 Second Amendment to Credit Agreement, dated March 25, 2006, to the Credit Agreement between Landauer, Inc., as borrower, Homebuyer's Preferred, Inc., Healthy Home Air, Inc. and Landauer International LLC, as guarantors, and LaSalle Bank N.A. dated April 13, 2004.



























































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